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                                                                    EXHIBIT 23.6

                          CONSENT OF INDEPENDENT AUDITORS

The Board of Directors

Compass Design Automation, Inc.:

    We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the registration statement.

                                          KPMG Peat Marwick LLP

San Jose, California

December 19, 1997